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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 7, 2001
                    ----------------------------------------
                                (Date of Report)


                                  JUNE 7, 2001
                    ----------------------------------------
                        (Date of Earliest Event Reported)


                              POLAROID CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                       1-4085                 04-1734655
-------------------------------     --------------------   --------------------
(State or other jurisdiction         (Commission File        (I.R.S. Employer
of incorporation or organization)         Number)           Identification No.)


               784 Memorial Drive, Cambridge, Massachusetts 02139
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               (Address of principal executive offices) (Zip Code)


                                  781-386-2000
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On June 7, 2001, Polaroid Corporation issued a press release that announced the appointment of a new chief financial officer. A copy of the press release is attached as Exhibit 99.1


ITEM 7(c).  EXHIBITS

Exhibit 99.1 Polaroid Corporation press release dated June 7, 2001, announcing the appointment of a new chief financial officer.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POLAROID CORPORATION
                                           (Registrant)

                                       By: /s/ LOUISE L. CAVANAUGH
                                           ------------------------------------
                                           Louise L. Cavanaugh
                                           Senior Corporate Attorney and
                                              Assistant Secretary

                                       Dated: JUNE 7, 2001
                                              ---------------------------------